Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Subsequent events were evaluated up to February 9, 2022, which is the date the Financial Statements included in this Annual Report were approved.
ASML Berlin manufactures components for ASML’s lithography systems, including wafer tables and clamps, reticle chucks and mirror blocks. There was a fire on January 2, 2022 inside a part of one production building on the site in Berlin and the smoke partly impacted an adjacent building. We have been able to resume production in parts of these buildings already. The other buildings on the site have not been affected and are fully operational. We are in the process of a thorough investigation and make a full assessment on the financial impact. Based on our current insights, we believe we can manage the consequences of this fire without significant impact on our system output.
There are no other events to report.